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                                                                    EXHIBIT 99.2

                      FIRST AMENDMENT TO CREDIT AGREEMENT

       THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is entered
                                                       ---------
into as of August 7, 1996, among Advanced Micro Devices, Inc., a Delaware corporation (the "Company"), Bank of America National Trust and Savings
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Association, ABN AMRO Bank N.V. and Canadian Imperial Bank of Commerce (the
"Banks" and, individually, each a "Bank"), ABN AMRO Bank N.V., as Syndication
 -----                             ----
Agent for the Banks (the "Syndication Agent"), Canadian Imperial Bank of
                          -----------------
Commerce, as Documentation Agent for the Banks (the "Documentation Agent"), and
                                                     -------------------
Bank of America National Trust and Savings Association, as Administrative Agent for the Banks (the "Agent").
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       WHEREAS, the Company, the Banks, the Syndication Agent, the Documentation
Agent and the Agent are parties to a Credit Agreement dated as of July 19, 1996 (the "Credit Agreement");
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       WHEREAS, the Company has requested that the Banks agree to certain amendments to the Credit Agreement;

       WHEREAS, the Banks have agreed to such request, subject to the terms and conditions hereof;

       NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

       1.  Definitions; Interpretation.
           ----------------------------

       (a) Terms Defined in Credit Agreement. All capitalized terms used in this
           ---------------------------------
       Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

       (b) Interpretation. The rules of interpretation set forth in Section 1.02
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       of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

       2.  Amendments to the Credit Agreement.
           -----------------------------------

       (a)  Amendment. Effective as of the date upon which executed signature
            ---------
            pages hereof for the Agent, the Banks, the Company, the Syndication Agent and the Documentation Agent shall have been received by the Agent (the "Effective Date"), the Credit Agreement is amended as
                        --------------
            follows:

       (i) Section 4.02(i) of the Credit Agreement shall be deleted in its entirety.

       (ii) Section 6.14 of the Credit Agreement shall be amended in its entirety to read as follows:

                                      1.
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       "6.14 Valuation; Survey. (a) On or before September 1, 1996 the Company
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     shall provide to Agent a third-party review and valuation of the Austin
     Facility ordered by the Company and acceptable to the Agent and the Banks.

       (b) On or before September 1, 1996, the Company shall provide to Agent a current survey and surveyor's certification for the Austin Facility conforming to the Texas Professional Land Practices Act and the general rules of procedures and practices of the Texas Board of Professional Land Surveyors, as currently revised, for category (1) (a) condition II surveys. Thereafter, the Company shall promptly arrange, at the Company's sole expense, for any endorsements necessary for the Title Company to endorse over any exceptions to the title insurance policy issued the Collateral Agent and caused by the absence of such a survey. If the Title Company is unwilling or unable to issue such an endorsement, or if the above-described survey shall disclose any matters which are unsatisfactory to the Agent or the Majority Banks, in their reasonable discretion, then the Company shall take all steps necessary to correct such matters within a reasonable period of time (but in no event more than 45 days) after notice thereof from the Agent."

       (iii) Subsection 8.01(d) of the Credit Agreement shall be amended in its entirety to read as follows:

       "(d) Other Defaults. The Company fails to perform or observe any other
            --------------
     term or covenant contained in this Agreement or any other Loan Document to which the Company is a party, and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure or
     (ii) the date upon which written notice thereof is given to the Company by the Agent or any Bank; or any "Event of Default" shall occur under any Collateral Document other than the Intercreditor Agreement; or"

       (b)  References Within Credit Agreement. Each reference in the Credit
            ----------------------------------
     Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

       3.   Representations and Warranties.
            ------------------------------

       To induce the Agent, the Syndication Agent, the Documentation Agent and each Bank to enter into this Amendment, the Company hereby confirms and restates, as of the date hereof,

                                      2.
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the representatives and warranties made by it in Article V of the Credit
Agreement and in the other Loan Documets to which it is a party. For the purposes of this Section 3, (i) each reference in Article V of the Credit Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or words of like import in such Section, shall mean and be a reference to the Credit Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and
                                    --------
warranties shall be true, correct and complete as of such earlier date).

       4.   Miscellaneous.
            -------------

       (a)  Credit Agreement Otherwise Not Affected. Except as expressly amended
            ---------------------------------------
pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Banks', the Agent's, the Syndication Agent's and the Documentation Agent's execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

       (b)  No Reliance. The Company hereby acknowledges and confirms to the
            -----------
Agent, the Syndication Agent, the Documentation Agent and the Banks that the Company is executing this Amendment on the basis of its own investigations and for its own reasons without reliance upon any agreement , representation, understanding or communication by or on behalf of the Agent, the Syndication Agent, the Documentation Agent, any Bank or any other Person.

       (c)  Amendments and Waivers. The provisions of this Amendment may only be
            ----------------------
amended or waived, and any consent with respect to any departure by the Company therefrom may only be granted, in accordance with the terms of Section 10.01 of the Credit Agreement.

       (d)  Costs and Expenses.  The Company shall, whether or not the
            ------------------
amendments contemplated hereby shall become effective, pay or reimburse the Agent on demand for all costs and expenses incurred by the Agent in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to, this Amendment and the consummation of the transactions contemplated hereby and thereby, including the Attorney Costs incurred by the Agent with respect thereto.

       (e)  Successors and Assigns. The provisions of this Amendment shall be
            ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                                      3.
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       (f)  Counterparts. This Amendment may be executed by one or more of the
            ------------
parties to this Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Agent. The parties hereto agree that the Agent may accept and rely on facsimile transmissions of executed signature pages of this Amendment.

       (g)  Severability. The illegality or unenforceability of any provision of
            ------------
this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.


       (h)  No Third Parties Benefited. This Amendment is made and entered into
            --------------------------
for the sole protection and legal benefit of the Company, the Syndication Agent, the Documentation Agent, the Banks and the Agent, and their successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment. Each of the Agent, the Syndication Agent, the Documentation Agent and the Banks shall not have any obligation to any Person not a party to this Amendment.

       (i)  Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
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IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT
AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

       (j)  Entire Agreement. This Amendment embodies the entire agreement and
            ----------------
understanding among the Company, the Banks, the Syndication Agent, the Documentation Agent and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

       (k)  Interpretation. This Amendment is the result of negotiations between
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and has been reviewed by counsel to the Agent, the Company and other parties, and is the product of all parties hereto. Accordingly, this Amendment shall not be construed against the Banks, the Syndication Agent, the Documentation Agent or the Agent merely because of the Agent's or such other Person's involvement in the preparation of such documents and agreements.

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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.

                             THE COMPANY
                             -----------

                             ADVANCED MICRO DEVICES, INC.


                             By: /s/ Marvin D. Burkett
                                --------------------------------

                             Title: Senior Vice President, Chief Financial
                                    ----------------------------
                                    and Administrative Officer and Treasurer


                             THE AGENT
                             ---------

                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, as Administrative Agent


                             By: /s/Kevin McMahon
                                --------------------------------

                             Title: Vice President
                                   -----------------------------


                             THE SYNDICATION AGENT
                             ---------------------

                             ABN AMRO BANK N.V., as Syndication Agent


                             By: ABN AMRO NORTH AMERICA, INC.,
                                 its agent

                             By: /s/Robert N. Hartinger
                                --------------------------------

                             Title: Senior Vice President & Managing Director
                                   -----------------------------
                                    Electronics Industry Group

                             By: /s/Robin S. Yim
                                --------------------------------

                             Title: VP and Director
                                   -----------------------------

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

                             THE DOCUMENTATION AGENT
                             -----------------------

                             CANADIAN IMPERIAL BANK OF COMMERCE,
                             as Documentation Agent


                             By:/s/Tom R. Wayne
                                --------------------------------

                             Title: Vice President
                                    ----------------------------


                             THE BANKS
                             ---------

                             BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                             ASSOCIATION, as a Bank


                             By: /s/Kevin McMahon
                                 -------------------------------

                             Title: Vice President
                                    ----------------------------


                             ABN AMRO BANK N.V., as a Bank


                             By: ABN AMRO NORTH AMERICA, INC.,
                                 its agent

                             By: /s/Robert N. Hartinger
                                 -------------------------------

                             Title: Senior Vice President & Managing Director
                                    ----------------------------
                                    Electronics Industry Group

                             By: /s/Robin F. Yin
                                 -------------------------------

                             Title: Vice President & Director
                                    ----------------------------

                             CANADIAN IMPERIAL BANK OF COMMERCE,
                             as a Bank

                             By: /s/Tom R. Wayne
                                 -------------------------------

                             Title: Vice President
                                    ----------------------------

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